Exhibit 99.1

Reliant Bancorp, Inc. Announces Nomination of Connie McGee and Linda Rebrovick to Board of Directors

McGee and Rebrovick would bring expertise in the areas of strategy, technology, data analytics and marketing

BRENTWOOD, Tenn.--(BUSINESS WIRE)--April 3, 2019--Reliant Bancorp, Inc. (the “Company”) (Nasdaq: RBNC), the parent company for Reliant Bank, announced today that its Board of Directors has nominated Connie McGee and Linda Rebrovick as new directors for election at the Company’s annual meeting of shareholders.

“The addition of Connie and Linda to our Board of Directors would bring invaluable guidance and expertise as we continue to grow,” said DeVan Ard, Jr., Chairman, President and CEO. “If elected at our annual meeting, their cross-industry expertise and strong, extensive business backgrounds would prove beneficial.”

Connie McGee is the US East Area Sales Director for Microsoft Corporation. McGee is recognized for her strategic leadership. She is an experienced executive with a diverse background in healthcare technology. Her experience includes an innovative mindset, sales leadership, business development and go-to-market strategies. Her background includes working with Fortune 500 companies such as Dell/EMC, Intel Corporation and KPMG to align their portfolios for growth and expansion within their largest Fortune 500 customers.

McGee currently serves on the Microsoft Women in Healthcare and Life Sciences Advisory Board for STEM initiatives. Her previous board experience includes Intel WIN, HIMSS Chapter Leader of the Year, TN HIMSS Chapter President, Trinisys, LLC Advisory Board, and co-founder of Evolve Women, an organization focused on STEM.

Linda Rebrovick is President of Corporate Impact Consulting. Rebrovick’s career has included executive and board-level roles in the areas of digital transformation, technology, predictive analytics and product commercialization. She has leveraged her leadership experience to successfully build healthcare and technology services businesses. Recognized for her expertise, she has excelled in executive roles with leading global companies IBM, KPMG, BearingPoint and Dell. With her strategic mindset, Rebrovick knows how to scale companies.

Rebrovick currently serves on the Board of Trustees for Leadership Nashville and as a member of the Board of Directors of HealthStream, Inc. She is founder and co-chair of the Tennessee Chapter of Women Corporate Directors and co-founder of Evolve Women Foundation. Rebrovick was also an organizer of Pinnacle Financial Partners and previously served as a member of its board of directors.

“We are excited to announce Connie McGee and Linda Rebrovick as nominees to the Reliant Bancorp Board of Directors,” said Sharon Edwards, Lead Independent Director. “If elected, the addition of these talented individuals would increase the percentage of women on our board to 25 percent and overall board diversity to 33 percent. A commitment to diversity – in identity, talent and thought leadership – is a key foundation of effective corporate governance.”

The Company will furnish its proxy statement and form of proxy for its 2019 annual meeting of shareholders to those shareholders entitled to notice of and vote at the meeting, and will file the proxy statement with the Securities and Exchange Commission (the “SEC”). This press release is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send or make available to its shareholders. Before making any voting decision, Company shareholders should carefully read the proxy statement (including any supplements or amendments), and any other relevant documents that the Company may file with the SEC, when they become available, because they will contain important information. Copies of the proxy statement (when it becomes available), any solicitation materials and any other documents filed by the Company with the SEC will be made available free of charge at the SEC’s website at www.sec.gov. These documents will also be made available free of charge in the “Investor Relations” section of the Company’s website at www.reliantbank.com or by directing a request to the Company, Attention: Corporate Secretary, 1736 Carothers Parkway, Suite 100, Brentwood, Tennessee 37027.

About Reliant Bancorp, Inc. and Reliant Bank

Reliant Bancorp, Inc. is a Brentwood, Tennessee-based bank holding company which, through its wholly owned subsidiary Reliant Bank, operates banking centers in Davidson, Hamilton, Hickman, Maury, Robertson, Rutherford, Sumner, and Williamson counties, Tennessee. Reliant Bank is a full-service commercial bank that offers a variety of deposit, lending, and mortgage products and services to business and consumer customers. As of December 31, 2018, Reliant Bancorp, Inc. had approximately $1.7 billion in total consolidated assets, approximately $1.2 billion in loans, and approximately $1.4 billion in deposits. For additional information, please visit our website at www.reliantbank.com.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the Company’s future financial and operating results and the Company’s plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others: (1) the possibility that our asset quality would decline or that we experience greater loan losses than anticipated, (2) increased levels of other real estate, primarily as a result of foreclosures, (3) the impact of liquidity needs on our results of operations and financial condition, (4) competition from financial institutions and other financial service providers, (5) the effect of interest rate increases on the cost of deposits, (6) unanticipated weakness in loan demand or loan pricing, (7) lack of strategic growth opportunities or our failure to execute on those opportunities, (8) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (9) the ability to grow and retain low-cost core deposits and retain large, uninsured deposits, (10) our ability to effectively manage problem credits, (11) our ability to successfully implement efficiency initiatives on time and in amounts projected, (12) our ability to successfully develop and market new products and technology, (13) the impact of negative developments in the financial industry and U.S. and global capital and credit markets, (14) our ability to retain the services of key personnel, (15) our ability to adapt to technological changes, (16) risks associated with litigation, including the applicability of insurance coverage, (17) the vulnerability of Reliant Bank’s network and online banking portals, and the systems of parties with whom the Company and Reliant Bank contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss, and other security breaches, (18) changes in state and federal laws, rules, regulations or policies applicable to banks or bank or financial holding companies, including regulatory or legislative developments, (19) adverse results (including costs, fines, reputational harm, and/or other negative effects) from current or future litigation, regulatory examinations, or other legal and/or regulatory actions, and (20) general competitive, economic, political, and market conditions, including economic conditions in the local markets where we operate. Additional factors which could affect the forward-looking statements can be found in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the SEC and available on the SEC’s website at http://www.sec.gov. The Company believes the forward-looking statements contained herein are reasonable; however, many of such risks, uncertainties, and other factors are beyond the Company’s ability to control or predict and undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

CONTACT:
Kim York, EVP, Chief Strategy Officer, Reliant Bank, Inc. (615-595-5358), kyork@reliantbank.com